STATEMENTS OF OPERATIONS (USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
REVENUE:
Product sales	$ 889,932	$ 1,835,035
Cost of Goods Sold	447,569	1,152,098
GROSS MARGIN	442,363	682,937
License fees	49,000	0
Shipping and delivery	15,867	19,372
TOTAL OTHER INCOME	64,867	19,372
OPERATING EXPENSES:
Research and development	18,710	34,850
Advertising and marketing	143,061	757,087
General and administrative expenses	4,242,044	2,590,838
Total operating expenses	4,403,815	3,382,775
Loss from operations	(3,896,585)	(2,680,466)
OTHER EXPENSE:
Interest expense	(15,693)	(214,950)
Total other expense	(15,693)	(214,950)
Loss Before Income Taxes	(3,912,278)	(2,895,416)
Provision for income taxes	0	0
Net Loss	$ (3,912,278)	$ (2,895,416)
Basic and diluted loss per common share	$ (0.06)	$ (0.04)
Basic and diluted weighted average shares outstanding	66,187,185	64,350,423